EXHIBIT `A'

This exhibit is attached and made a part of that certain Promissory Note for $5,5000,000.00, dated February 3, 1997, from Phoenix Gold International, Inc. (Borrower) to U.S. Bank (Lender).

                                 Pricing Matrix
                                 --------------

The applicable rate of interest will be governed by the Borrower's Tangible Net Worth and will be reviewed and adjusted monthly, as expressed in the following matrix:

        Tangible Net Worth                                Interest Rate
        ------------------                                -------------

Greater than or equal to  $11,400,000                     Prime Rate + 0

Greater than or equal to $11,100,000 but
less than $11,400,000                                   Prime Rate + 0.75%

Greater than or equal to $10,700,000 but
less than $11,100,000                                   Prime Rate + 1.50%

Greater than or equal to  $10,400,000 but
less than $10,700,000                                   Prime Rate + 2.00%

Less than $10,400,000                                      Default Rate

Phoenix Gold International, Inc.

By: /s/ Joseph K. O'Brien
-------------------------
Title: Chief Financial Officer

U.S. Bank

By: /s/ Rob Teach for D.A. Rice
-------------------------------
Title: Vice President